CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-210186 on Form N-1A of our reports dated October 24, 2023, relating to the financial statements and financial highlights of FT Vest U.S. Equity Buffer ETF – January (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – January), FT Vest U.S. Equity Deep Buffer ETF – January (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – January), FT Vest U.S. Equity Buffer ETF – February (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – February), FT Vest U.S. Equity Deep Buffer ETF – February (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – February), FT Vest U.S. Equity Buffer ETF – March (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – March), FT Vest U.S. Equity Deep Buffer ETF – March (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – March), FT Vest U.S. Equity Buffer ETF – April (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – April), FT Vest U.S. Equity Deep Buffer ETF – April (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – April), FT Vest U.S. Equity Buffer ETF – May (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – May), FT Vest U.S. Equity Deep Buffer ETF – May (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – May), FT Vest U.S. Equity Buffer ETF – June (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – June), FT Vest U.S. Equity Deep Buffer ETF – June (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – June), FT Vest U.S. Equity Buffer ETF – July (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – July), FT Vest U.S. Equity Deep Buffer ETF – July (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – July), FT Vest U.S. Equity Buffer ETF – August (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – August), FT Vest U.S. Equity Deep Buffer ETF – August (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – August), FT Vest U.S. Equity Buffer ETF – September (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – September), FT Vest U.S. Equity Deep Buffer ETF – September (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – September), FT Vest U.S. Equity Buffer ETF – October (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – October), FT Vest U.S. Equity Deep Buffer ETF – October (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – October), FT Vest U.S. Equity Buffer ETF – November (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – November), FT Vest U.S. Equity Deep Buffer ETF – November (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – November), FT Vest U.S. Equity Buffer ETF – December (formerly known as FT Cboe Vest U.S. Equity Buffer ETF – December), and FT Vest U.S. Equity Deep Buffer ETF – December (formerly known as FT Cboe Vest U.S. Equity Deep Buffer ETF – December), appearing in the Annual Reports on Form N-CSR for First Trust Exchange-Traded Fund VIII as of and for the year/period ended August 31, 2023, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Information for Investors in the European Economic Area (“EEA”) Only”, “Miscellaneous Information” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 29, 2023